UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2019
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust St. Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2019, the Federal Home Loan Bank of Des Moines (the “Bank”) provided a notice of termination of employment without cause to Dusan Stojanovic, the Bank’s current Executive Vice President and Chief Operating Officer (“COO”). The effective date of Mr. Stojanovic’s separation from the Bank is November 13, 2019. Mr. Stojanovic joined the Bank as its Financial Risk Officer in 2008, and served as the Bank’s Chief Risk Officer from 2009 to May 2017. He was named the Bank’s COO in June 2017, and in that capacity has had management responsibility for the Bank’s information technology, information security and member and financial operations departments.

Mr. Stojanovic is expected to receive the applicable severance benefits provided in his employment agreement with the Bank, dated January 12, 2018, previously disclosed in the Bank’s current report on Form 8-K, filed January 19, 2018, which description is incorporated herein by reference.

In connection with the departure of Mr. Stojanovic, effective October 1, 2019, the Bank has engaged Mr. Zeeshan Kazmi, age 41, as Interim Chief Information Officer (“Interim CIO”) on a contract basis. Mr. Kazmi is currently the President/CEO of Zygotek, Inc., a management consulting firm and has previously held a number of different roles in management consulting, IT governance, cyber security, and technology engineering. Mr. Kazmi was the Chief Information Security Officer and led the Enterprise Architecture function as Chief Technology Officer for Gemological Institute of America in California from 2015 to 2019. From 2001 to 2015, he held various leadership roles in IT Risk & Governance, IT Portfolio Management, technology engineering, and cyber security. In his interim role, Mr. Kazmi will oversee the Bank’s information technology, information security and associated project management departments.

There are no family relationships between Mr. Kazmi and any of the directors and executive officers of the Bank, and he was not selected to serve as Interim CIO pursuant to any arrangement or understanding with any person. Mr. Kazmi has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

September 19, 2019	By:	/s/ Michael L. Wilson

Name: Michael L. Wilson
Title: President and Chief Executive Officer